UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2010

CHINA GREEN MATERIAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-15683	88-0381646
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27F (Changqing Building)
172 Zhongshan Road
Harbin City, China 150040
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 00-86-451-82695957

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of MS Group CPA LLC.  On April 21, 2010, China Green Material Technologies, Inc. (the “Registrant”) notified MS Group CPA LLC (“MS Group”) that the Registrant was dismissing MS Group as its independent registered public accounting firm, effective immediately.  The Registrant’s Board of Directors approved the dismissal of MS Group as the Registrant’s independent registered public accounting firm.

MS Group’s reports on the Registrant’s financial statements for the fiscal years ended December 31, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2008 and 2009, and during the subsequent interim period through April 21, 2010, there were no disagreements between the Registrant and MS Group on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MS Group, would have caused MS Group to make reference to the subject matter of the disagreements in connection with its reports on the Registrant’s financial statements for such periods.

During the fiscal years ended December 31, 2008 and 2009, and during the subsequent interim period through April 21, 2010, there were no “reportable events,” as defined in Regulation S-K Item 304(a)(1)(v).

The Registrant has provided MS Group with a copy of the above disclosures and requested that MS Group furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements and, if not, stating the respects in which it does not agree. A copy of the letter from MS Group is filed herewith as Exhibit 16.1.

(b) Engagement of Goldman Parks Kurland Mohidin LLP.  On April 21, 2010, the Registrant engaged Goldman Parks Kurland Mohidin LLP (“GPKM”) to serve as the Registrant’s independent registered public accounting firm to audit the Registrant’s consolidated financial statements for the Registrant’s fiscal year ending December 31, 2010 and to issue a report on the Registrant’s fiscal 2010 financial statements.  The decision to engage GPKM was approved by the Registrant’s Board of Directors.  During the past two fiscal years, and during the subsequent interim period through April 21, 2010, the Registrant did not consult GPKM with respect to any of the matters or events listed in Regulation S-K Item 304(a)(2).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	16.1	Letter from MS Group CPA LLC, dated April 22, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA GREEN MATERIAL TECHNOLOGIES, INC.

Date: April 23, 2010	By:	/s/ Zhonghao Su
Zhonghao Su
Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

16.1	Letter from MS Group CPA LLC, dated April 22, 2010